================================================================================
--------------------------------------------------------------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               __________________


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2001


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              DELAWARE                         0-21802                     34-1741211
    (STATE OR OTHER JURISDICTION             (COMMISSION                  (IRS EMPLOYER
          OF INCORPORATION)                 FILE NUMBER)               IDENTIFICATION NO.)



               3450 W. CENTRAL AVENUE, SUITE 328
                         TOLEDO, OHIO                                            43606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (419) 535-6374


--------------------------------------------------------------------------------
================================================================================

ITEM 5.           OTHER EVENTS

         N-Viro International Corporation ("N-Viro") has settled its lawsuit with Hydropress Environmental Services, Inc. ("Hydropress") that was pending in the United States District Court for the District of New Jersey (#00-CV-5908)
(MLC). The terms follow.

         Each party dismissed its claims against each other with prejudice and entered into general releases of the other party. N-Viro purchased back the 66,250 N-Viro shares held by Hydropress at the market price as of November 15, 2001, which was $1.01 per share for a total of $66,913.

         N-Viro also purchased back three patent license agreements from Hydropress for a price of $287,088. The first license concerned the exclusive right to sell and use the N-Viro technology in Massachusetts, Vermont and New Hampshire. The second concerned the non-exclusive right to sell and use the N-Viro technology in New Jersey, Delaware, Maryland and Eastern Pennsylvania. The third concerned amendments to the two prior-mentioned agreements and the exclusive right to use the N-Viro technology at Hydropress' facility in Phillipsburg, New Jersey. N-Viro and Hydropress entered into a new patent license agreement granting Hydropress the non-exclusive right to use the N-Viro technology at its facility in Phillipsburg, New Jersey.

         As to payment, Hydropress credited N-Viro with $149,413 for past royalties that Hydropress owed N-Viro. Thus N-Viro owes Hydropress $204,587. N-Viro has issued Hydropress a Promissory Note providing for ten equal monthly installments of $6,000 each to be paid by the 15th of each month beginning in December, 2001 and ending with September, 2002. On or before October 15, 2002, N-Viro will need to pay Hydropress the balance of $144,587.

         N-Viro has settled its lawsuit with Robin Millard and R3M Management, Ltd. ("R3M") in the United States district Court for the Northern District of Ohio (#3:00CV7443). The terms follow.

         N-Viro dismissed its claims with prejudice and renounced any prior interest in R3M's technology. R3M licensed its proprietary technology to N-Viro on a worldwide non-exclusive basis subject to certain exceptions. N-Viro paid a $5,000 fee for the license, which also provides for royalty payments if N-Viro uses or licenses the technology. R3M assigned to N-Viro R3M's interest in sublicense agreements with Yorkshire Water, Ltd. and Silt (now DEC), N.V. N-Viro terminated its exclusive license with R3M related to N-Viro's proprietary technology in specified countries in Europe, the Middle East and the former Soviet Union. R3M and an affiliate, N-Viro Worldwide, Ltd. ("NVWL") agreed to cease using the name "N-Viro" and to transfer to N-Viro the internet URL "n-viro.com." NVWL agreed to pay N-Viro $195,532 for past fees owed and for equipment. N-Viro agreed to pay NVWL $195,532 for ceasing to use the N-Viro name and for transferring the internet URL "n-viro.com."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:     January 9, 2002                By:      /s/   James K. McHugh
       -----------------------                  -------------------------------
                                                   James K. McHugh
                                                   Chief Financial Officer